Exhibit (24)


                             FIRST UNION CORPORATION

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation that are issuable under the Corporation's 1999 Employee Stock Plan, and to sign any and all amendments to such Registration Statement.


            Signature                           Capacity
            ---------                           --------

/s/ Edward E. Crutchfield                 Chairman and Chief
---------------------------------           Executive Officer and
Edward E. Crutchfield                       Director


/s/ Robert T. Atwood                      Executive Vice President
---------------------------------           and Chief Financial
Robert T. Atwood                            Officer

/s/ James H. Hatch                        Senior Vice President and
---------------------------------           Corporate Controller
James H. Hatch                              (Principal Accounting
                                            Officer)

---------------------------------         Director
Edward E. Barr


/s/ G. Alex Bernhardt                     Director
---------------------------------
G. Alex Bernhardt

/s/ W. Waldo Bradley                      Director
---------------------------------
W. Waldo Bradley


/s/ Robert J. Brown                       Director
---------------------------------
Robert J. Brown


/s/ A. Dano Davis                         Director
---------------------------------
A. Dano Davis


/s/ R. Stuart Dickson                     Director
---------------------------------
R. Stuart Dickson


/s/ B.F. Dolan                            Director
---------------------------------
B. F. Dolan


/s/ Roddey Dowd, Sr.                      Director
---------------------------------
Roddey Dowd, Sr.


/s/ John R. Georgius                      Director
---------------------------------
John R. Georgius

---------------------------------         Director
Arthur M. Goldberg


/s/ William H. Goodwin, Jr.               Director
---------------------------------
William H. Goodwin, Jr.


/s/ Howard H. Haworth                     Director
---------------------------------
Howard H. Haworth


/s/ Frank M. Henry                        Director
---------------------------------
Frank M. Henry


/s/ Leonard G. Herring                    Director
---------------------------------
Leonard G. Herring

/s/ Jack A. Laughery                      Director
---------------------------------
Jack A. Laughery


/s/ Max Lennon                            Director
---------------------------------
Max Lennon

/s/ Radford D. Lovett                     Director
---------------------------------
Radford D. Lovett


/s/ Mackey J. McDonald                    Director
---------------------------------
Mackey J. McDonald


/s/ Malcolm S. McDonald                   Director
---------------------------------
Malcolm S. McDonald


/s/ Joseph Neubauer                       Director
---------------------------------
Joseph Neubauer


/s/ Randolph N. Reynolds                  Director
---------------------------------
Randolph N. Reynolds


/s/ Ruth G. Shaw                          Director
---------------------------------
Ruth G. Shaw


/s/ Charles M. Shelton, Sr.               Director
---------------------------------
Charles M. Shelton, Sr.


/s/ Lanty L. Smith                        Director
---------------------------------
Lanty L. Smith


/s/ Anthony P. Terracciano                Director
---------------------------------
Anthony P. Terracciano


---------------------------------         Director
Dewey L. Trogdon

/s/ John D. Uible                         Director
---------------------------------
John D. Uible


/s/ B.J. Walker                           Director
---------------------------------
B.J. Walker


February 17, 1998
Charlotte, NC